POWERING GROWTH DELIVERING VALUE Investor Meetings l September 25-28, 2018 Powering Growth, Delivering Value

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. 2 Powering Growth, Delivering Value

PINNACLE WEST: We are a vertically integrated, regulated electric utility in the WHO WE ARE growing southwest United States Our Business Our Energy Sources1 Pinnacle West operates through one principal subsidiary: Purchased Power- Conventional 16.9% Nuclear Arizona Public Service (“APS”) Renewables 31.5% Arizona’s largest and longest-serving electric 8.2% company, providing affordable and reliable (Purchased electricity for 1.2M customers Power 6.3% Gas/Oil and 23.7% Coal Owned 1.9%) 19.7% $17B Consolidated Assets Our Plants APS co-owns and operates power plants in the southwest, with full operational control and responsibility for: PALO VERDE FOUR CORNERS CHOLLA SOLAR / The largest nuclear A 2-unit coal-fired A 3-unit coal-fired RENEWABLE power plant in the U.S. power plant power plant PORTFOLIO Including our 2 2 2 3,990 MW 1,540 MW 767 MW Red Rock Solar Plant 1 APS’s sources of energy by type used to supply energy to native load customers during 2017 3 Powering Growth, Delivering Value 2 Net generation rating; APS owns 29.1% of Palo Verde, 63.0% of Four Corners and 50.5% of Cholla

PALO VERDE Largest nuclear generating plant GENERATING STATION in the United States APS shares ownership of Palo Verde with other Western utilities, but maintains sole management responsibility for the nation’s largest nuclear plant 26 >$1B 100% Years as the nation’s largest Annual budget Carbon-free energy power producer of any kind managed solely by APS In Service License* • Total Capacity: ~4,000 MW (3 units) Unit 1 1985 2045 – APS operated Unit 2 1986 2046 – APS share: 1,146 MW Unit 3 1987 2047 – Output: 32.3 million MWh in 2017 * NRC approved 20-year license extensions in April 2011. – Approximately 2,500 full-time employees Note: Each of the pressurized water reactor units has a planned refueling outage every 18 months (i.e. two total outages per year). 4 Powering Growth, Delivering Value

A STRATEGY TO DRIVE VALUE The Core is the foundation The APS Strategic Business Plan is anchored for our strategic and by four themes that align with industry trends business initiatives shaping our future and the way we do business Consumer Engagement Flexible Resources  Deliver value-added programs and services that  Develop new initiatives and derive from consumer businesses that leverage our insights and strengthen our core capabilities brand for the future Employees Innovation  Integrate new technologies  Adopt sustainable programs to enhance performance, to invest in our people today reliability and the overall and in the future experience of our customers and employees 5 Powering Growth, Delivering Value

APS’s vision is to create a SUSTAINABILITY sustainable energy future for Arizona Progress and Achievements Five critical areas of our sustainability efforts Carbon Management  Nuclear and Operating Committee charter . Plan to reduce carbon intensity by 23% over the next 15 years was amended in 2018 . MSCI Environmental Sustainability and Governance A rating1 to assign oversight of sustainability initiatives Energy Innovation and strategy . More than 1,300 MW of installed solar capacity . Plan to add over 500 MW of energy storage in next 15 years  We continue to be Safety & Security recognized for our . Nearly 70% reduction in OSHA recordable injuries over past 10 years sustainability leadership . Remain top decile for safety performance in U.S. electric utilities industry Obtained a “Leadership” Water Resources rating from CDP for climate change and water . 14% reduction in groundwater use since 2014 management—one of only . 20 billion gallons of water recycled each year to cool Palo Verde two U.S. utilities to earn the highest rating in People both categories . Average employee tenure of 13 years due to strong talent strategy . More than 20% of our employees are veterans . APS hosted 2 internal Diversity and Inclusion conferences in 2018 1 As of October 27, 2017 6 Powering Growth, Delivering Value

Clean energy plays an important CLEAN ENERGY role in meeting Arizona’s energy needs today Looking ahead to Arizona’s growing population and expanding economic activity, APS continues supporting resources and technology to ensure our energy is clean, reliable and affordable for all Arizonans The Palo Verde Generating Station provides more than 70% of Arizona’s carbon-free Today, we serve customers with energy and uses recycled an energy mix that is 50% clean Our 10 grid-scale solar plants wastewater to cool the plant are powered by more than 1 million solar panels We are accomplishing this through innovative customer programs, next-generation energy efficiency programs, energy storage, the APS Solar Partner and APS Solar Communities programs and microgrids 7 Powering Growth, Delivering Value

CARBON AVOIDANCE APS has avoided 13.6 million AND EMISSION metric tons of carbon dioxide REDUCTIONS emissions since 2015 Carbon Avoidance Metric Cumulative Carbon Avoidance • Metric used to measure our overall carbon reduction, not just for generation but ) 15 13.6 company wide Carbon Avoidance Opportunities 10 • Retiring coal plants 8.5 • Renewable energy generation • Purchase power agreements 5 • Energy efficiency programs for customers CO2 Emissions 3.8 • Energy efficient buildings (Million Metric Tons • Fleet electrification 0 2014 2015 2016 2017 2018 Since 2015, APS has avoided 13.6 million metric tons of carbon dioxide emissions that would have 2005-2017 Emission Reductions been emitted – equivalent of removing almost 3 40000 million automobiles from the road 35000 Clean Energy 30000 • Since 2005 we have reduced 25000 • CO2 emissions by 35% 20000 2005 • SO2 emissions by 78% 15000 2017 • NOx emissions by 56% • As a result of the recent emission controls 10000 added to our Four Corners Plant, by 2019 we 5000 expect NOx emission to be reduced by 80% 0 compared to 2005 CO2 NOx SO2 8 Powering Growth, Delivering Value

APS, and Palo Verde in particular, has provided national and WATER STRATEGY international leadership on the use of reclaimed water for power generation Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. Since 2014, we have reduced groundwater use by 14% Water Usage and Intensity: Our goal is to reduce water APS 2017 Fleet intensity company-wide by 30% by 2032 compared to a 2014 Water Use By Source Type baseline Palo Verde Generating Station: The only nuclear power plant 13% in the world that is not located next to a large body of water. Reclaimed Water Instead, it uses treated effluent, or wastewater, from several area Groundwater 15% municipalities, recycling approximately 20 billion gallons of Surface Water 72% wastewater each year Ocotillo Modernization Project: State-of-the-art hybrid cooling technology for new units being constructed will decrease water use from 900 gallons per MWh to 140 per gallon per MWh, a reduction of more than 80% 9 Powering Growth, Delivering Value

CUSTOMER Programs that benefit both the PROGRAMS Company and customers Smart Thermostats with Demand Response and Pre-Cooling Customer Benefits • Bill credit of $25/year in exchange for demand response APS Benefits • Partner with customers to reduce system load during peak periods Behind the Meter Battery Systems Customer Benefits • Receive battery and one-time incentive of $500 in exchange for joint use of the battery APS Benefits • APS will own, operate, and maintain the battery systems • Batteries will help integrate solar resources • Utilize battery storage as a load balancing mechanism during peak hours Residential Grid-Interactive Water Heaters Customer Benefits • Bill savings opportunities • Customers receive free heat pump water heaters APS Benefits • APS operates water heaters when energy is abundant and avoid peak periods • Innovative load management initiative 10 Powering Growth, Delivering Value

DEMAND SIDE 2018 DSM Plan shifts the focus to align with APS’s changing MANAGEMENT (DSM) resource needs School Bus Electrification • Pilot program to electrify school buses that can charge in the middle of the day Managed EV Charging Program • Fleet, workplace and multifamily charging infrastructure • Utility controlled providing additional demand response Reverse Demand Response Pilot • Customers take advantage of negative pricing events ELECTRIC Energy Storage Initiative Expansion VEHICLE • Focus on C&I energy storage and control FLEET 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy 11 Powering Growth, Delivering Value

RENEWABLE APS has been supporting solar RESOURCES energy for more than 60 years APS Solar Portfolio* APS currently has 1,658 MW of renewable resources: Owned PPA 239 MW 310 MW • Solar* 1,339 MW • Wind 289 MW DG 790 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 25 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility. Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3MW * As of 6/30/18 as reported in the Second Quarter 2018 Form 10-Q – with additional 96 MW under development 12 Powering Growth, Delivering Value

Providing more renewable energy APS SOLAR and technology to all customers APS Solar Partner Program (Installations Complete) • Installed 10 MW of APS-owned residential photovoltaic systems with advanced controllable inverters that can vary power output • 4 MWh of grid-tied battery storage on two of the participating feeders APS Solar Communities (Construction began in Q2 2018) Primary • Deploy utility owned photovoltaic Limited-Income Residential Customers Customer and Multi-Family Dwellings solar generation connected Target directly to the distribution system • All solar assets will use advanced Secondary Customer Moderate-Income Residential Customers inverters Target • Program spend of $10 million – $15 million in direct capital costs each year Other Eligible Commercial Customers Serving Limited for the three-year program period Participants & Moderate-Income Customers • Program costs recovered annually through the Renewable Energy Surcharge Title 1 Rural Non-Profits Schools Government 13 Powering Growth, Delivering Value

Energy storage is an important STORAGE PROJECTS part of our Integrated Resource Plan 2018 Battery Storage RFP • Up to 106 MW located on APS solar plant sites • Utility owned • Anticipated in service by June 2020 Punkin Center Battery Storage Project • 2 MW / 8 MWH lithium ion battery • Placed in service March 2018 • Defers the rebuild of around 20 miles of 21 kV distribution line for approximately 5-10 years • Acts as generating capacity to the system • Helps regulate the voltage on the feeder APS, First Solar Battery Storage Project • 50 MW battery energy storage; 65 MW solar • 15-year power purchase agreement • Anticipated in service in 2021 • APS will be able to store power and deliver energy during peak hours (3-8pm) 14 Powering Growth, Delivering Value

RESOURCE PLANNING* Peak** 8,405 MW 9,835 MW 11,410 MW Resource Reductions 2017-2022 2017-2027 2017-2032 (Retirements, Expirations) -487 MW -872 MW -872 MW Ocotillo steam unit retirements and Ocotillo steam unit retirements, Ocotillo steam unit retirements, Navajo contract expiration Navajo contract expiration and Navajo contract expiration and Cholla coal retirement Cholla coal retirement -509 MW -1,120 MW -1,133 MW PPA expirations PPA expirations PPA expirations Resource Additions 2017-2022 2017-2027 2017-2032 2,704 MW 5,206 MW 6,923 MW Natural gas generating units, short-term Natural gas generating units, short-term Natural gas generating units, short-term market purchases, DSM, microgrids, market purchases, DSM, microgrids, market purchases, DSM, microgrids, rooftop solar and storage rooftop solar and storage rooftop solar, storage and wind Peak Load Growth 2022 2027 2032 3.4% 3.1% 3.0% 2017-2022 2017-2027 2017-2032 20% 40% 62% Reference Year 2017** 2022 2027 2032 Peak** 7,023 MW Utility-Scale Short-Term Market Nuclear Coal Natural Gas DSM Rooftop Solar Storage Renewable Energy Purchases * Data shown is based on the 2017 Integrated Resource Plan filed 15 Powering Growth, Delivering Value April 10, 2017. **Normal weather peak, includes planning reserves

APPENDIX Powering Growth, Delivering Value

SENIOR Our management team has more than 100 combined years of MANAGEMENT creating shareholder value in the TEAM energy industry Don Brandt Jim Hatfield Chairman of the Board, President and Executive Vice President and Chief Executive Officer, Pinnacle West & APS Chief Financial Officer, Pinnacle West & APS We maintain a robust • Joined Pinnacle West in 2002 • Joined as SVP and CFO in pipeline of talent to serve 2008 from OGE Energy • Elected to Pinnacle West Corp. Board and named Chairman, our complex operations CEO in 2009 • Responsible for corporate and facilitate effective functions including finance, • Recognized industry leader investor relations, and risk succession planning in a with 30+ years in the nuclear management and energy industries highly competitive talent • 37+ years of financial • Vice Chairman of the environment experience in the utility and Institute of Nuclear Power energy business Operations and Chairman of the Nuclear Energy Institute Daniel Froetscher Jeff Guldner Bob Bement Executive Vice President of Operations, APS Executive Vice President, Public Policy, Executive Vice President and Pinnacle West & APS Chief Nuclear Officer, APS • Joined APS in 1980 • Joined APS in 2004 from • Joined APS in 2007 from • Appointed EVP of Operations, Snell & Wilmer Arkansas Nuclear One February 2018 • Appointed EVP April 2017 • Promoted from SVP of Site • Responsible for overseeing • Responsible for overseeing Operations to EVP and Chief T&D, fossil generation, regulatory and government Nuclear Officer in 2016 resource management, affairs and legal activities • Responsible for all nuclear- sustainability, supply chain, • Significant experience in related activities associated security and customer service public utility and energy law with Palo Verde • Significant leadership and and regulation • Seasoned nuclear industry industry experience expert serving on several industry committees 17 Powering Growth, Delivering Value

APS CAPITAL Capital expenditures are funded primarily through internally EXPENDITURES generated cash flow ($ Millions) Other $1,341 $99 $1,211 $1,181 $1,153 Distribution $82 $117 $115 $419 Transmission $450 Renewable $519 $630 $174 Generation $3 $148 $193 Environmental1 $12 $83 $203 $176 $235 $120 $16 $22 $17 New Gas $10 $36 Generation2 $286 $218 $268 $235 Traditional Generation 2017 2018 2019 2020 Projected • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $29 million in 2017 and $10 million in 2018. • 2018 – 2020 as disclosed in Second Quarter 2018 Form 10-Q. 1 Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q2 2018 (Unit 4). 2 Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019. 18 Powering Growth, Delivering Value

OPERATIONS & Goal is to keep O&M per kWh flat, MAINTENANCE adjusted for planned outages ($ Millions) $905 - $925 $858 $848 75 - 85 72 63 830 - 840 776 795 20161 20171 2018E PNW Consolidated ex RES/DSM2 Planned Fleet Outages 1 Reclassified to reflect the adoption of the new accounting requirements for presenting pension and other postretirement non-service costs (“Pension & OPEB Presentation”). Increases in O&M due to the Pension & OPEB Presentation change are approximately $20 million in 2016, $25 million in 2017 and $35 million in 2018, which are offset in pension and other postretirement non-service credits on the income statement. See Notes 5 and 13 in the Second Quarter 2018 Form 10-Q for additional information. 2 Excludes RES/DSM of $83 million in 2016, $91 million in 2017 and $105 million in 2018E. 19 Powering Growth, Delivering Value

Tax Cuts and Jobs Act provides TAX REFORM benefits to both our customers and shareholders Regulatory Steps Timing Impacts • Received ACC approval of $119 million annual rate • The impact of the lower federal income tax rate is reduction reflecting lower corporate tax rate through based on our quarterly pre-tax earnings the Tax Expense Adjustor Mechanism (TEAM) • The reduction to customers’ rates through the TEAM • Second TEAM filing made in August 2018 requesting an is based on a per kWh sales credit $87 million rate reduction in 2019 to return ACC non- • Our typical seasonal pre-tax earnings and kWh sales depreciation related excess deferred income taxes to patterns are as follows1: customers over a 12 month period • Received FERC approval of $57 million annual rate Q1 Q2 Q3 Q4 reduction primarily related to lower corporate tax rate Pre-Tax Earnings 5% 30% 55% 10% effective beginning June 1, 2018 Kilowatt Hour Sales 21% 25% 33% 21% Recap of Excess Deferred Taxes As of ($ millions) July 31, 2018 1 Based on historical five-year average Total Regulated Excess Deferred Taxes $1,143 Rate Base Growth Depreciation Related Excess Deferred Taxes • Higher incremental rate base of $130 million in 2018 $1,047 (to be returned over the life of property) and $150 million 2019 Non-Depreciation Related Excess Deferred $96 Taxes Continued Interest Deductibility Cash Taxes • Majority of Pinnacle West debt likely allocable to regulated operations and excluded from any • Minimal cash tax payments in 2018 due to utilization of limitation existing $85 million in tax credit carryforwards • Cash taxes trend to normalized level in 2020 after tax credit carryforward balance is fully utilized in 2019 20 Powering Growth, Delivering Value

ECONOMIC Arizona and Metro Phoenix remain attractive places to INDICATORS live and do business Year over Year Employment Growth Maricopa County ranked #1 in U.S. for U.S. Phoenix population growth for second straight year - U.S. Census Bureau March 2018 5.0% 4.0% Arizona is a top 5 state in personal income growth 3.0% - U.S. Bureau of Economic Analysis March 2018 2.0% Above-average job growth in tourism, 1.0% health care, manufacturing, financial 0.0% services, and construction Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 APS partnered with Greater Phoenix Single Family & Multifamily Housing Permits Economic Council and Arizona Commerce Maricopa County Authority to welcome 21 new companies Single Family Multifamily Projected 40,000 to the state in 2017 30,000 2017 housing construction at highest level since 2007 20,000 Arizona #1 state in the country in 2017 10,000 for in-bound moves - North American Moving Services January 2018 0 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18E 21 Powering Growth, Delivering Value

ECONOMIC Arizona’s focus on economic development continues to support DEVELOPMENT growth in the state 2017 APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 21 new companies to the state, adding an estimated: • 39.8 MW • 4,300 new jobs • $659.9M in capital investment • Notable corporations include UPS, Ball Corporation, Aldi and Chewy.com 2018 Nikola Motors selected Arizona for its new headquarters and manufacturing facility adding an estimated: • 10 MW • 1,500 new jobs • $900M in capital investment • Nikola sited Arizona’s quality workforce, pro-business atmosphere and inexpensive housing as differentiating factors Governor Ducey approves budget for the Arizona Commerce Authority • Supports business expansion and attraction efforts, workforce development and job training, and tax credit administration 22 Powering Growth, Delivering Value

APS’s revenues come from a RATE BASE regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Rate Base Guidance: 6-7% Average Annual Growth Rate 17% $1.8 83% $1.4 ACC FERC Rate Effective Date 8/19/2017 6/1/2017 $9.1 Test Year Ended 12/31/20151 12/31/2016 $6.8 Rate Base $6.8B $1.4B Equity Layer 55.8% 55% Allowed ROE 10.0% 10.75% 2016 2017 2018 2019 2020 Projected 1 Adjusted to include post test-year plant in service through 12/31/2016 Rate base $ in billions, rounded 23 Powering Growth, Delivering Value

BALANCE SHEET STRENGTH 1 Long-Term Debt Maturity Schedule Credit Ratings ($Millions) • APS Senior Unsecured: A- or equivalent ratings or better at S&P, Moody’s and Fitch $600 • PNW Senior Unsecured: BBB+ or $500 equivalent ratings or better at S&P, Moody’s and Fitch $400 $300 2018 Major Financing Activities $300 $600 • Currently expect up to $600 million of debt issuance at APS 1 $200 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. $250 $100 $82 $- 20182 2019 2020 APS PNW 2 Maturities paid off in the second quarter of 2018. 24 Powering Growth, Delivering Value

CREDIT RATINGS AND Credit metrics remain a key focus METRICS Pinnacle APS 2012 2013 2014 2015 2016 2017 West Corporate Credit Ratings1 APS Moody’s A2 A3 FFO / Debt 27.7% 31.5% 27.5% 29.7% 26.5% 26.9% S&P A- A- FFO / Interest 4.8x 5.6X 5.5x 5.8x 5.0x 5.2x Debt / Fitch A- A- 50.7% 47.7% 45.3% 45.8% 47.7% 47.3% Capitalization Senior Unsecured1 Pinnacle West Moody’s A2 A3 FFO / Debt 26.7% 29.8% 26.5% 28.9% 25.1% 24.7% S&P A- BBB+ FFO / Interest 4.4x 4.9X 5.2x 5.6x 4.9x 4.8x Debt / Fitch A A- 52.1% 49.1% 46.7% 47.0% 49.0% 50.3% Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for APS and Pinnacle West as Stable. Source: Standard & Poor’s 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 25 Powering Growth, Delivering Value

OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Units 6, 7 – Fall 2018 Unit 5 – Late 2017 In-Service Dates Units 3, 4 and 5 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) • Cost deferral from date of commercial • Cost deferral from time of installation operation to the effective date of rates to incorporation of the SCR costs in in next rate case rates using a step increase beginning Accounting Deferral • Includes depreciation, O&M, property in 2019 taxes, and capital carrying charge2 • Includes depreciation, O&M, property taxes, and capital carrying charge2 1 The ACC’s decision is subject to appeals. 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. 26 Powering Growth, Delivering Value

FOUR CORNERS SCR Hearing began on September 5, STEP INCREASE 2018 Key Components of APS’s Filed Request Financial Cost of Capital Bill Impact • Consistent with prior • 7.85% Return on Rate • Rate rider applied as a disclosed estimates Base1 percentage of base rates – Weighted Average Cost for all applicable customers of Capital (WACC) • $390 million direct costs • 5.13% Return on Deferral1 • $67.5 million revenue vs. $400 million1 – Embedded Cost of Debt requirement contemplated in APS’s recent rate case • $40 million in indirect • 5% Depreciation Rate • ~2% bill impact costs (overhead, AFUDC) – 20-year useful life (2038-depreciation study) • 5-year Deferral Amortization 1 Based on 2017 Rate Review Order 27 Powering Growth, Delivering Value

ARIZONA CORPORATION COMMISSION Terms to January 2019 Terms to January 2021 Tom Justin Bob Boyd Andy Forese (R) Olson (R)** Burns (R)* Dunn (R) Tobin (R) Chairman Other State Officials ACC Interim Executive Director – Matthew Neubert RUCO Director – David Tenney * Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. 28 Powering Growth, Delivering Value

2018 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Lost Fixed Cost Recovery Filed Feb 15 E-01345A-11-0224 Transmission Cost Adjustor Filed May 15 E-01345A-11-0224 Implemented Jun 1 2019 DSM/EE Implementation Plan Dec: File 2019 Plan E-01345A-18-0105 Jun 12: 2018 RES Plan 2019 RES Implementation Plan approved E-01345A-18-0226 June 29: Filed 2019 Plan Apr 27: Filed Four Year Two RCP APS Rate Review/ Export Rate Feb: Customer Corners SCR Request Sep 5: Four Corners SCR Four Corners SCR Step Increase Expected Transition began Hearing began E-01345A-16-0036 May 1: Filed Year Two Implementation RCP Export Rate ACC declined to Resource Planning and Procurement acknowledge Arizona E-00000V-15-0094 utility’s IRPs Modification of the Federal Tax Reform Aug: Second filing under Implemented March 1 Rate Adjustment AU-00000A-17-0379 TEAM Possible Modification to Commission Energy Rules Aug: New Docket Opened RU-00000A-18-0284 Other Key Dates Q1 Q2 Q3 Q4 Arizona State Legislature In session Jan 8 – May 4 Elections Aug 28: Primary Nov 6: General 29 Powering Growth, Delivering Value

Residential DG (MWdc) Annual Additions 150 133 89 RESIDENTIAL PV 74 57 44 51 1 22 APPLICATIONS 10 18 2009 2012 2014 2016 2018 YTD 4,000 3718 3432 3,500 3,000 2464 2427 2,500 2143 1944 2033 2,000 1818 1561 1602 1426 1413 1453 1442 1434 1,500 1267 1291 1283 1153 1235 1364 1001 1002 954 1157 1349 1,000 809 1158 1189 1168 791 957 1060 1141 1077 759 832 500 680 715 629 614 538 484 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Applications 2016 Applications 2017 Applications 2018 Applications 1 Monthly data equals applications received minus cancelled applications. As of August 31, 2018, approximately 82,300 residential grid- tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 654 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 30 Powering Growth, Delivering Value

Distributed generation is changing THE “DUCK CURVE” the load shape of the grid Current Spring Day Spring Day 2022 Excess renewables create over-generation … and potentially for nuclear generation in challenges … the future 5,000 5,000 4,500 4,500 4,000 4,000 3,500 3,500 3,000 3,000 2,500 2,500 2,000 2,000 Generation Minimum Output Generation 1,500 Minimum Output 1,500 1,000 1,000 Nuclear Output Nuclear Output 500 Over- 500 Over- Generation Generation - - 1 3 5 7 9 11 13 15 17 19 21 23 1 3 5 7 9 11131517192123 Hour Hour 31 Powering Growth, Delivering Value

Strategic transmission investment is essential to maintain reliability APS TRANSMISSION and deliver diversified resources to customers • 10-Year Transmission Plan filed January 2018 (115 kV and above) – 52 miles of new lines – 13 bulk transformer additions Flagstaff • Also includes: – Sun Valley-Morgan 500kV (2018) – North Gila-Orchard 230kV (2021) – Cholla Synchronous Condenser (2019) Phoenix • Transmission investment diversifies regulatory risk – Constructive regulatory treatment – FERC formula rates and retail adjustor Legend Tucson Planned lines Existing lines Solar potential area Wind potential area 32 Powering Growth, Delivering Value

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com 33 Powering Growth, Delivering Value